Exhibit 10.1

THIRD AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (herein called this “Amendment”), dated effective as of June 7, 2007, is entered into by and among W&T OFFSHORE, INC., a Texas corporation, as the borrower (the “Borrower”), the various financial institutions parties hereto, as lenders (collectively, the “Lenders”), TORONTO DOMINION (TEXAS) LLC, individually and as agent (in such capacity together with any successors thereto, the “Agent”) for the Lenders and the issuers of letters of credit parties hereto, as issuers (collectively, the “Issuers”). Terms defined in the Credit Agreement (as hereinafter defined) are used herein with the same meanings as given them therein, unless the context otherwise requires.

WITNESSETH

WHEREAS, the Borrower, the Lenders, the Agent and the Issuers have heretofore executed that certain Third Amended and Restated Credit Agreement, dated as of May 26, 2006, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of June 9, 2006, and as amended by that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of July 27, 2006 (as so amended, and as from time to time amended, supplemented, restated or otherwise modified, including pursuant to this Amendment, the “Credit Agreement”); and

WHEREAS, parties hereto hereby intend to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower, the Lenders, the Issuers and the Agent hereby agree as follows:

1. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) Section 7.1. Section 7.1 of the Credit Agreement is hereby amended as follows:

(i) the word “and” at the end of clause (g) of Section 7.1 is hereby deleted;

(ii) the reference to clause (h) of Section 7.1 is hereby changed to be a reference to clause (i) of Section 7.1 and the words “subsections (a) through (g)” in clause is hereby replaced with the words “clauses (a) through (h)”; and

(iii) the following new clause (h) is hereby inserted after clause (g) of Section 7.1:

“(h) Indebtedness incurred under senior unsecured bonds (the “Bonds”) issued pursuant to one or more indentures or note purchase agreements (each an “Indenture”); provided, however, that (i) such Indebtedness (A) is unsecured and does not exceed an aggregate outstanding principal amount of U.S.$500,000,000, (B) does not have a maturity date that is earlier than five years from the date of incurrence, (C) has a coupon or interest rate not in excess of nine percent (9%), (D) contains covenants not materially more onerous to Borrower and its Subsidiaries than those contained in the Loan Documents, (E) contains other terms and conditions (including amount, interest, amortization, covenants and events of default) as are reasonably satisfactory to the Administrative Agent; and (ii) the proceeds of the initial Bonds (which Bonds are anticipated to be issued in June 2007) are used to prepay in full in cash all Tranche A Term Loans concurrently with the receipt of proceeds from the issuance of such Bonds; and”

(b) Section 6.14(b). Section 6.14(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(b) terminate interest rate Hedging Contracts described in Section 4.1(q)(ii) in accordance with the terms of such Hedging Contracts if the termination of such Hedging Contracts will not result in any material breakage fees, termination fees or similar fees, penalties or assessments against Borrower.”

(c) Section 7.3(b). Section 7.3(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Any Restricted Person may enter into contracts for the purpose and effect of fixing interest rates on a principal amount of indebtedness of such Restricted Person that is accruing interest at a variable rate, provided that each such contract is with a counterparty or has a guarantor of the obligation of the counterparty who (unless such counterparty is a Lender Party or one of its Affiliates) at the time the contract is made has long-term obligations rated BBB- or Baa3 or better, respectively, by either Rating Agency or is an investment grade-rated industry participant.”

(d) Section 7.6. Section 7.6 of the Credit Agreement is hereby amended by inserting the following proviso at the end of such Section as follows:

“; provided, further that (A) the Borrower may pay interest on the Bonds on the stated, scheduled dates for payment of interest set forth in the applicable Indenture and (B) the Borrower may redeem, repurchase, prepay or defease the Bonds (x) on the scheduled maturity date for the Bonds, (y) on each stated, scheduled date for prepayment of principal, or (z) with the written consent of the Required Lenders.

(e) Section 7.10. Section 7.10 of the Credit Agreement is hereby amended by adding the following sentence at the end of such Section:

“The Borrower will not, and will not permit any of its Subsidiaries to, consent to any amendment, supplement, waiver or other modification of, or enter into any forbearance from exercising any rights with respect to the terms or provisions contained in an Indenture or the Bonds related thereto that results or causes or has the effect of doing any of the following: (i) contravening the provisions of this Agreement, (ii) increasing the interest, premium or the yield on such Bonds beyond the interest, yield or premium currently specified in such Indenture as of the effective date of such Indenture, (iii) providing for dates for payment of principal, interest, premium (if any), yield or fees which are earlier than the dates specified in such Indenture as in effect on the effective date of such Indenture, (iv) providing for any covenant, event of default or remedy which is more restrictive on any Obligor than that set forth in such Indenture as in effect on the effective date of such Indenture, (v) providing for redemption, prepayment or defeasance provisions that are more burdensome on the Borrower than those set forth in such Indenture as in effect on the effective date of such Indenture, (vi) providing for collateral securing Indebtedness under such Bonds or such Indenture, or (vii) increasing the obligations of the Borrower or any of its Subsidiaries or conferring any additional rights on any holder of such Bonds than those set forth in such Indenture as in effect on the effective date of such Indenture which could reasonably be expected to be adverse to the Lender Parties.”

2. Representations and Warranties. The Borrower hereby represents and warrants that after giving effect hereto:

(a) the representations and warranties of the Borrower and its Subsidiaries contained in the Loan Documents are true and correct in all material respects on and as of the Effective Date, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct in all material respects as of such earlier date;

(b) the execution, delivery and performance by the Borrower and its Subsidiaries of this Amendment are within their corporate or limited liability powers, have been duly authorized by all necessary action, require, in respect of any of them, no action by or in respect of, or filing with, any governmental authority which has not been performed or obtained and do not contravene, or constitute a default under, any provision of Law or regulation or the articles of incorporation or the bylaws of any of them or any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or result in the creation or imposition of any Lien on any asset of any of them except as contemplated by the Loan Documents;

(c) the execution, delivery and performance by the Borrower and each other Subsidiary of this Amendment has been duly authorized by all necessary action required on their part and this Amendment constitutes the legal, valid and binding obligation of each of them enforceable against them in accordance with its terms; and

(d) no Default or Event of Default has occurred and is continuing.

3. Effectiveness. This Amendment shall be effective as of the date hereof, following the Agent’s receipt of this Amendment, duly executed by the Borrower, the Agent and the Required Lenders (the “Effective Date”).

4. Ratification; Loan Document. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as hereby amended, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any Loan Document or in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as hereby amended. This Amendment is a Loan Document.

5. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

6. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

7. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts. Any signature hereto delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

8. Successors and Assigns. This Amendment shall be binding upon the Borrower and its successors and permitted assigns and shall inure, together with all rights and remedies of each Lender Party hereunder, to the benefit of each Lender Party and the respective successors, transferees and assigns.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER: W&T OFFSHORE, INC.

By:	/s/ Reid Lea / TFG
Name: Title:	Reid Lea Executive Vice President

TORONTO DOMINION (TEXAS) LLC, as Agent and Lender

By:	/s/ Ian Murray
Name: Title:	Ian Murray Authorized Signatory

THE TORONTO-DOMINION BANK, as Issuer

By:	/s/ Robyn Zeller
Name: Title:	Robyn Zeller Managing Director

LEHMAN COMMERCIAL PAPER INC., as Lender

By:	/s/ Maria M. Lund
Name: Title:	Maria M. Lund Authorized Signatory

FORTIS CAPITAL CORP. as Issuer and Lender

By:	/s/ David Montgomery
Name: Title:	David Montgomery Senior Vice President

By:	/s/ Deirdre Sanborn
Name: Title:	Deidre Sanborn Senior Vice President

BMO CAPITAL MARKETS FINANCING, INC. f/k/a HARRIS NESBITT BURNS FINANCING, INC., as Lender

By:	/s/ Mary Lou Allen
Name: Title:	Mary Lou Allen Vice President

BANK OF SCOTLAND, as Lender

By:	/s/ Karen Welch
Name: Title:	Karen Welch Vice President

BANK OF SCOTLAND, NATIXIS f/k/a NATEXIS BANQUES POPULAIRES, as Lender

By:	/s/ Louis P. Laville, III
Name: Title:	Louis P. Laville, III Managing Director

By:	/s/ Daniel Payer
Name: Title:	Daniel Payer Director

JPMORGAN CHASE BANK, N.A., successor-by-merger to BANK ONE, NA (Main Office – Chicago), as Issuer and Lender

By:	/s/ Brian Orlando
Name: Title:	Brian Orlando Assistant Vice President

ROYAL BANK OF CANADA as Lender

By:	/s/ Don J. McKinnerney
Name: Title:	Don J. McKinnerney Authorized Signatory

SOCIÉTÉ GÉNÉRALE, as Lender

By:	/s/ Stephen W. Warfel
Name: Title:	Stephen W. Warfel Director

AMEGY BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ W. Bryan Chapman
Name: Title:	W. Bryan Chapman Senior Vice President

BNP PARIBAS, as Lender

By:	/s/ Russell Otts
Name: Title:	Russell Otts Vice President

By:	/s/ Betsy Jocher
Name: Title:	Betsy Jocher Director

GUARANTY BANK, FSB, as Lender

By:	/s/ John Clark
Name: Title:	John Clark Executive Vice President and Managing Director

SUNTRUST BANK, as Lender

By:	/s/ James Warren
Name: Title:	James Warren Managing Director

WB LOAN FUNDING 1, LLC, as Lender

By:	/s/ Diane M. Himes
Name: Title:	Diane M. Himes Vice President

WB LOAN FUNDING 2, LLC, as Lender

By:	/s/ Diane M. Himes
Name: Title:	Diane M. Himes Vice President

WB LOAN FUNDING 5, LLC, as Lender

By:	/s/ Diane M. Himes
Name: Title:	Diane M. Himes Vice President

RAYMOND JAMES BANK, FSB, as Lender

By:	/s/ Andrew Hahn
Name: Title:	Andrew Hahn Vice President

ATRIUM V, as Lender

By:	/s/ David H. Lerner
Name: Title:	David H. Lerner Authorized Signatory

BLACKROCK SENIOR INCOME SERIES, as Lender

By:	/s/ Anthony Heyman
Name: Title:	Anthony Heyman Authorized Signatory

BLACKROCK SENIOR INCOME SERIES II, as Lender

By:	/s/ Anthony Heyman
Name: Title:	Anthony Heyman Authorized Signatory

BLACKROCK SENIOR INCOME SERIES III, as Lender

By:	/s/ Anthony Heyman
Name: Title:	Anthony Heyman Authorized Signatory

BLACKROCK SENIOR INCOME SERIES IV, as Lender

By:	/s/ Anthony Heyman
Name: Title:	Anthony Heyman Authorized Signatory

BLACKROCK SENIOR INCOME SERIES V f/k/a GRANITE FINANCE LTD., as Lender

By:	/s/ Anthony Heyman
Name: Title:	Anthony Heyman Authorized Signatory

MAGNETITE VCLD, LIMITED, as Lender

By:	/s/ Anthony Heyman
Name: Title:	Anthony Heyman Authorized Signatory

SANKATY ADVISORS, LLC as Collateral Manager for AVERY POINT CLO, LTD., as Term Lender, as Lender

By:	/s/ Alan K. Halfenger
Name: Title:	Alan K. Halfenger Chief Compliance Officer and Assistant Secretary

CHATHAM LIGHT II CLO, LIMITED, by SANKATY ADVISORS LLC, as Collateral Manager, as Lender

By:	/s/ Alan K. Halfenger
Name: Title:	Alan K. Halfenger Chief Compliance Officer and Assistant Secretary

KATONAH III, LTD. by SANKATY ADVISORS LLC as Sub-Advisors, as Lender

By:	/s/ Alan K. Halfenger
Name: Title:	Alan K. Halfenger Chief Compliance Officer and Assistant Secretary

SANKATY ADVISORS, LLC as Collateral Manager for PROSPECT FUNDING I, LLC as Term Lender, as Lender

By:	/s/ Alan K. Halfenger
Name: Title:	Alan K. Halfenger Chief Compliance Officer and Assistant Secretary

SANKATY ADVISORS, LLC as Collateral Manager for RACE POINT CLO, LIMITED as Term Lender, as Lender

By:	/s/ Alan K. Halfenger
Name: Title:	Alan K. Halfenger Chief Compliance Officer and Assistant Secretary

SANKATY ADVISORS, LLC as Collateral Manager for RACE POINT II CLO, LIMITED as Term Lender, as Lender

By:	/s/ Alan K. Halfenger
Name: Title:	Alan K. Halfenger Chief Compliance Officer and Assistant Secretary

SANKATY ADVISORS, LLC as Collateral Manager for RACE POINT III CLO, LIMITED as Term Lender, as Lender

By:	/s/ Alan K. Halfenger
Name: Title:	Alan K. Halfenger Chief Compliance Officer and Assistant Secretary

SANKATY HIGH YIELD PARTNERS III, L.P., as Lender

By:	/s/ Alan K. Halfenger
Name: Title:	Alan K. Halfenger Chief Compliance Officer and Assistant Secretary

SANKATY HIGH YIELD PARTNERS II, L.P., as Lender

By:	/s/ Alan K. Halfenger
Name: Title:	Alan K. Halfenger Chief Compliance Officer and Assistant Secretary

GRAND CENTRAL ASSET TRUST, PFV SERIES, as Lender

By:	/s/ Richard Newcomb
Name: Title:	Richard Newcomb Attorney-in-Fact

GRAND CENTRAL ASSET TRUST, BDC SERIES, as Lender

By:	/s/ Jason Muelver
Name: Title:	Jason Muelver Attorney-in-Fact

DUNES FUNDING LLC, as Lender

By:	/s/ Tara E. Kenny
Name: Title:	Tara E. Kenny Assistant Vice President

HARBOUR TOWN FUNDING LLC, as Lender

By:	/s/ Tara E. Kenny
Name: Title:	Tara E. Kenny Assistant Vice President

ATLAS LOAN FUNDING (CENT I) LLC By: RIVERSOURCE INVESTMENTS, LLC, Attorney-in-Fact, as Lender

By:	/s/ Traci D. Garcia
Name: Title:	Traci D. Garcia Sr. Business Analyst

CENTURION CDO II, LTD. By: RIVERSOURCE INVESTMENTS, LLC, as Collateral Manager, as Lender

By:	/s/ Traci D. Garcia
Name: Title:	Traci D. Garcia Sr. Business Analyst

CENTURION CDO VI, LTD. By: RIVERSOURCE INVESTMENTS, LLC, as Collateral Manager, as Lender

By:	/s/ Traci D. Garcia
Name: Title:	Traci D. Garcia Sr. Business Analyst

CENTURION CDO VII, LTD. By: RIVERSOURCE INVESTMENTS, LLC, as Collateral Manager, as Lender

By:	/s/ Traci D. Garcia
Name: Title:	Traci D. Garcia Sr. Business Analyst

CENTURION CDO 8, LIMITED By: RIVERSOURCE INVESTMENTS, LLC, as Collateral Manager, as Lender

By:	/s/ Traci D. Garcia
Name: Title:	Traci D. Garcia Sr. Business Analyst

CENTURION CDO 9, LIMITED By: RIVERSOURCE INVESTMENTS, LLC, as Collateral Manager, as Lender

By:	/s/ Traci D. Garcia
Name: Title:	Traci D. Garcia Sr. Business Analyst

CENT CDO 10, LIMITED By: RIVERSOURCE INVESTMENTS, LLC, as Collateral Manager, as Lender

By:	/s/ Traci D. Garcia
Name: Title:	Traci D. Garcia Sr. Business Analyst

CENT CDO XI, LIMITED By: RIVERSOURCE INVESTMENTS, LLC, as Collateral Manager, as Lender

By:	/s/ Traci D. Garcia
Name: Title:	Traci D. Garcia Sr. Business Analyst

RIVERSOURCE BOND SERIES, INC. – RIVERSOURCE FLOATING RATE FUND, as Lender

By:	/s/ Jerry Howard
Name: Title:	Jerry Howard Assistant Vice President

SEQUILS-CENTURION V, LTD. By: RIVERSOURCE INVESTMENTS, LLC, as Collateral Manager, as Lender

By:	/s/ Traci D. Garcia
Name: Title:	Traci D. Garcia Sr. Business Analyst

CLASSIC CAYMAN B. D. LIMITED, as Lender

By:	/s/ Annette Halprin
Name: Title:	Annette Halprin Authorized Signatory

By:	/s/ Janet Wolff
Name: Title:	Janet Wolff Authorized Signatory

FRANKLIN FLOATING RATE DAILY ACCESS FUND, as Lender

By:	/s/ Richard Hsu
Name: Title:	Richard Hsu Assistant Vice President

FRANKLIN CLO II, LIMITED, as Lender

By:	/s/ Alex Guang Yu
Name: Title:	Alex Guang Yu Authorized Signatory

FRANKLIN FLOATING RATE MASTER SERIES, as Lender

By:	/s/ Richard Hsu
Name: Title:	Richard Hsu Assistant Vice President

ACKNOWLEDGED AND AGREED: OFFSHORE ENERGY I LLC

By:	/s/ Thomas F. Getten
Name: Title:	Thomas F. Getten Authorized Representative

OFFSHORE ENERGY II LLC

By:	/s/ Thomas F. Getten
Name: Title:	Thomas F. Getten Authorized Representative

OFFSHORE ENERGY III LLC

By:	/s/ Thomas F. Getten
Name: Title:	Thomas F. Getten Authorized Representative

GULF OF MEXICO OIL AND GAS PROPERTIES LLC

By:	/s/ Thomas F. Getten
Name: Title:	Thomas F. Getten Authorized Representative

W&T ENERGY V, LLC

By:	/s/ Thomas F. Getten
Name: Title:	Thomas F. Getten Authorized Representative